UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2013

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 640-5 Avenue SW, Calgary, Alberta,
Canada	T2P 3G4
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)

On June 13, 2013, Lone Pine Resources Inc. (the “Company”) received notice from the New York Stock Exchange (“NYSE”) that the Company is not in compliance with the NYSE’s continued listing standard related to minimum average global market capitalization.  Section 802.01B of the NYSE’s Listed Company Manual requires that the Company’s average global market capitalization be no less than US$75 million over a consecutive 30 trading-day period.

The Company intends to notify the NYSE that it will submit a plan within 45 days from the receipt of the NYSE notice of non-compliance that demonstrates the Company’s ability to regain compliance within 18 months.  Upon receipt of the Company’s plan, the NYSE has 45 calendar days to review and determine whether the Company has made a reasonable determination of its ability to come into conformity with the relevant standards within the 18-month period.  The NYSE will either accept the plan, at which time the Company will be subject to ongoing monitoring for compliance with this plan, or the NYSE will not accept the plan and the Company will be subject to suspension and delisting proceedings.  If the NYSE accepts the plan, the Company’s shares will continue to be listed and traded on the NYSE during the cure period, subject to the Company’s compliance with other NYSE continued listing standards.

As previously disclosed in a Current Report on Form 8-K filed May 29, 2013, the Company was notified by the NYSE on May 23, 2013 that is not currently in compliance with the NYSE’s continued listing standard related to maintaining a consecutive 30 trading-day average closing price for its common stock at or above US$1.00 per share.

A copy of the Company’s press release announcing the NYSE’s notification of non-compliance with respect to minimum average global market capitalization is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Lone Pine Resources Inc. press release dated June 19, 2013 announcing receipt of notice of failure to satisfy an additional New York Stock Exchange continued listing standard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated:	June 19, 2013	By:	/s/ Charles R. Kraus
Charles R. Kraus
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lone Pine Resources Inc. press release dated June 19, 2013 announcing receipt of notice of failure to satisfy an additional New York Stock Exchange continued listing standard.